UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2603 Discovery Drive, Suite 100
Orlando, Florida 32826
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share(1)	(1)	(1)

(1)
On January 23, 2026, the Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 to delist the Class A Common Stock, par value $0.0001, of Luminar Technologies, Inc. (the “Common Stock”) from Nasdaq. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock previously began trading on the OTC Pink Limited Market on December 24, 2025 under the symbol “LAZRQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed by the Luminar Technologies, Inc. (the “Company”) on December 15, 2025, the Company and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on December 15, 2025 thereby commencing chapter 11 cases (the “Chapter 11 Cases”). Also as previously disclosed, on January 11, 2026, the Company entered into a “stalking horse” asset purchase agreement (the “Stalking Horse Asset Purchase Agreement”) with Quantum Computing Inc. (“Quantum”), pursuant to which, subject to the terms and conditions set forth therein, Quantum agreed to acquire specified assets related to the Company’s LiDAR business and assume certain liabilities, subject to the Bankruptcy Court’s approval and absent any higher or otherwise better bid, for cash consideration of $22,000,000, subject to certain adjustments pursuant to the Stalking Horse Asset Purchase Agreement.

On January 26, 2026, the Company held an auction pursuant to the bidding procedures approved by the Bankruptcy Court (the “Auction”). At the conclusion of the Auction, the Company determined the bid submitted by MicroVision, Inc. (“MicroVision”) was the highest or otherwise best Bid and designated MicroVision the successful bidder for the LiDAR Assets. The Company also determined the bid submitted by Quantum was the second highest or otherwise second-best bid and designated Quantum as the back-up bidder for the LiDAR Assets.

On January 26, 2026, the Company and MicroVision entered into a Purchase Agreement (the “MicroVision Asset Purchase Agreement”), pursuant to which, subject to the terms and conditions set forth therein, MicroVision agreed to acquire specified assets related to the Company’s LiDAR business and assume certain liabilities, subject to the Bankruptcy Court’s approval, for cash consideration of $33,000,000 pursuant to the MicroVision Asset Purchase Agreement.

The MicroVision Asset Purchase Agreement contains customary representations and warranties of the parties and is subject to a number of closing conditions, including, among others, (i) the accuracy of representations and warranties of the parties; (ii) the entry of an order approving the MicroVision Asset Purchase Agreement and the transactions contemplated therein by the Bankruptcy Court; and (iii) compliance in all material respects with the obligations of the parties set forth in the MicroVision Asset Purchase Agreement.

Upon the consummation of the transactions contemplated in the MicroVision Asset Purchase Agreement, the Stalking Horse Asset Purchase Agreement will terminate, and the Company will use a portion of the purchase price received from MicroVision to pay Quantum a break-up fee of $660,000 and reimburse Quantum for up to $500,000 of its reasonable, out-of-pocket and documented expenses.

On January 27, 2026, the Bankruptcy Court approved the MicroVision Asset Purchase Agreement and the transactions contemplated therein.

The MicroVision Asset Purchase Agreement may be terminated by the Buyer or the Company under certain circumstances, including, among others, if the Transaction is not closed by March 12, 2026 (subject to specified extensions), or upon the occurrence of certain Bankruptcy Court actions.

The foregoing description of the MicroVision Asset Purchase Agreement is not complete and is qualified in its entirety by reference to the MicroVision Asset Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is hereby incorporated herein by reference.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities. In particular, the Company expects that its securityholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases, including, without limitation, the Plan and Disclosure Statement; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s liquidation, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s liquidation process or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of its financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions;  finalization of the Company’s annual and quarterly financial statements; risks relating to the delisting of the Common Stock from Nasdaq and trading of the Common Stock on the OTC Markets; the impact of litigation and regulatory proceedings; and other factors discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”). These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Purchase Agreement by and between Luminar Technologies, Inc. and MicroVision, Inc., dated January 26, 2026.

104	Cover page interactive data file formatted in Inline XBRL.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026	Luminar Technologies, Inc.

	By:	/s/ Alexander Fishkin
Name: Alexander Fishkin
Title: Chief Legal Officer